UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08034

Franklin Real Estate Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end:     4/30

Date of reporting period:     4/30/20

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the target range for the federal funds rate in October for the third time during 2019, held the rate unchanged through February 2020. However, given larger economic risks posed by the pandemic, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, resulting in a target range of 0.00%–0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

U.S. equities advanced strongly during most of the reporting period, aided by steady economic growth, easing trade tensions and supportive monetary policy. However, a sharp selloff began in late February 2020 amid fears of a global economic slowdown due to the COVID-19 pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index, posted a marginally positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Real Estate Securities Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Real Estate Securities Trust

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Real Estate Securities Fund

This annual report for Franklin Real Estate Securities Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies operating in the real estate industry predominantly in the U.S., including real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from the ownership, construction, management, operation, development or sale of commercial or residential real estate.1

Performance Overview

The Fund’s Class A shares posted a -6.96% cumulative total return for the 12 months under review. In comparison, the Fund’s new benchmark, the MSCI U.S. IMI Real Estate 25/50 Index, which tracks the large, mid- and small-cap segments of the U.S. REIT universe, posted a total return of -8.99%. The Fund’s old benchmark, the Standard & Poor’s (S&P®) U.S. Property Index, which tracks the investable universe of publicly traded U.S. property companies, posted a -14.93% total return.2 The MSCI U.S. IMI Real Estate 25/50 Index has replaced the S&P U.S. Property Index as the Fund’s benchmark because the investment manager believes the composition of the MSCI U.S. IMI Real Estate 25/50 Index more accurately reflects the Fund’s holdings. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Net Assets as of 4/30/20

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a modest total return during the 12 months under review. Equities advanced strongly during most of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Concerns about global

1. AREIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

The Fed lowered the federal funds target rate three times in 2019 to a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending.

However, economic activity contracted considerably as the COVID-19 pandemic spread and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Layoffs in many industries, particularly retail, restaurants and hospitality, led to approximately 30 million workers filing for unemployment benefits in the last six weeks of the reporting period. As a result, the unemployment rate rose from a 50-year low of 3.5% in February 2020 to 14.7% at period-end, the highest level since the Great Depression.3

In an effort to buffer the sharp drop in economic activity, the Fed cut the federal funds target rate twice to a range of 0.00%–0.25% and announced broad quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchases. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses, as well as additional funding for small businesses, while also considering proposals for longer-term economic stimulus. Investor sentiment was bolstered by the fiscal and monetary stimulus measures, anticipated development of COVID-19 treatments and gradual easing of social distancing policies beginning in late April 2020. U.S. stocks, as measured by the S&P 500, bounced from multi-year lows and finished the reporting period relatively flat.

Investment Strategy

We are research-driven, fundamental investors. Our investment strategy is centered on the belief that unsynchronized economic activity within real estate sectors provides consistent, attractive return opportunities in real estate markets. When selecting investments for the Fund’s portfolio, we use a bottom-up security selection process that incorporates macro-level views in the evaluation process. In our portfolio construction process, we analyze individual stock and real estate market fundamentals and provide

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets

Equinix Inc. Specialized REITs	8.3%
American Tower Corp. Specialized REITs	7.9%
Prologis Inc. Industrial REITs	7.8%
Crown Castle International Corp. Specialized REITs	6.5%
SBA Communications Corp. Specialized REITs	5.9%
Alexandria Real Estate Equities Inc. Office REITs	4.6%
AvalonBay Communities Inc. Residential REITs	4.1%
Equity Lifestyle Properties Inc. Residential REITs	3.5%
Extra Space Storage Inc. Specialized REITs	3.5%
Realty Income Corp. Retail REITs	3.2%

regional, property type and company-size perspectives in identifying local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the 12 months under review, stock selection in the office space and hotel and resort sectors contributed to relative performance.4 Office space was led by Alexandria Real Estate Equities, which continued to benefit from its unique life science-focused development model. This niche market means the company has been relatively immune to supply pressures weighing on other office REITs. Alexandria’s office clusters combine stable occupancy with industry-leading leasing economics which drive sustained cash flow growth, while their predominantly investment-grade tenants and health care focus provide defensive attributes. In hotel and resort, our lack of holdings in several poorly performing companies helped results.

3. Source: Bureau of Labor Statistics.

4. Office space sector holdings can be found under office REITs in the SOI. Hotel and resort sector holdings can be found under hotel and resort REITs and hotels, resorts and cruise lines in the SOI.

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An overweighting in the industrial property sector also contributed to relative performance.5 Logistics facilities REIT Prologis benefited from the ongoing secular trend toward expanded ecommerce adoption. The company offers above-average sustainable cash flow growth through a combination of highly favorable leasing economics, stable occupancy, a sizable development platform and intelligent capital allocation. Prologis’ balance sheet is very strong, in our view, which mitigates downside risk.

Other significant contributors to relative performance included data center landlord Equinix. The company owns, develops and manages over 200 data centers in more than 50 markets worldwide, providing interconnection, colocation, and managed information technology services to enterprises, internet service companies and cloud providers. Equinix has continued to benefit from strong tailwinds spurring ongoing growth in cloud computing, enterprise outsourcing and digital content, all of which continue to boost demand for the company’s services and facilities. Equinix shares significantly outperformed during the period, underpinned by strong 2019 financial results that included funds-from-operations per share growth in excess of both company guidance and investor expectations. This growth was largely driven by top-line acceleration, notably from the company’s data centers in Europe and the Asia-Pacific region.

In contrast, stock selection and an underweighting in the storage property sector detracted from relative performance.6 Public Storage was a significant detractor, as the Fund has maintained an underweighting in the company due to concerns about industry-wide oversupply following three years of what we view as excessive new construction. The presence of this new supply has weighed on new rental pricing and, in turn, on the growth of net-operating-income and cash flow at established locations. However, the storage subsector remains highly defensive and Public Storage has a particularly strong balance sheet, two attributes that proved particularly important once the severity of the COVID-19 pandemic became apparent in March 2020.

The timber sector hurt relative results due to an overweighting in the latter part of the period.7 Significant detractors included Weyerhaeuser, an integrated timber, land and forest products company. Prior to the pandemic, we believed prospects for the company were good based on a robust outlook for wood product pricing from a strengthening U.S. housing market, which was benefiting from the fall in interest rates. However, the rapid deterioration in macroeconomic conditions due to the pandemic led to a significantly weaker outlook for housing starts and therefore demand for saw logs and wood products.

Elsewhere, Ryman Hospitality Properties (not held at period-end) detracted from relative performance. Ryman is an owner of group-oriented and meetings-focused destination hotel assets in urban and resort markets. Not surprisingly, hotel REITs were among the first to suffer with the onset of the pandemic, as investors digested a broad-based evaporation of demand followed by the rapid closure of hotels across the country. With respect to Ryman, this led to the extended closure of its five flagship Gaylord Hotels, and with the timing and magnitude of the current crisis too difficult to predict, Ryman shares continued to underperform through the end of April. Prior to the crisis, Ryman had been a relative outperformer in the hotel space with its differentiated business model. Data center operator Digital Realty Trust was another significant detractor.

Thank you for your continued participation in Franklin Real Estate Securities Fund. We look forward to serving your future investment needs.

J. Blair Schmicker, CFA Co-Lead Portfolio Manager

Daniel Scher Co-Lead Portfolio Manager

5. Industrial sector holdings can be found under industrial REITs in the SOI.

6. Storage property holdings can be found under specialized REITs in the SOI.

7. Timber sector holdings can be found under specialized REITs in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN REAL ESTATE SECURITIES FUND

Performance Summary as of April 30, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-6.96%	-12.07%
5-Year	+16.19%	+1.89%
10-Year	+109.17%	+7.05%

Advisor
1-Year	-6.71%	-6.71%
5-Year	+17.68%	+3.31%
10-Year	+114.58%	+7.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN REAL ESTATE SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/10–4/30/20)

Advisor Class (5/1/10–4/30/20)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.2846	$0.0686	$3.1548	$3.5080
C	$0.1737	$0.0686	$3.1548	$3.3971
R6	$0.3442	$0.0686	$3.1548	$3.5676
Advisor	$0.3234	$0.0686	$3.1548	$3.5468

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.00%	1.00%
Advisor	0.75%	0.75%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s concentration in real estate securities involves special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI U.S. IMI Real Estate 25/50 Index tracks the large, mid- and small-cap segments of the U.S. REIT universe. The inception date of the MSCI US IMI Real Estate 25/50 Index was September 1, 2016; however, the performance prior to its inception has been calculated by MSCI for purposes of this chart. The S&P U.S. Property Index measures the investable universe of publicly traded property companies in the U.S.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN REAL ESTATE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$842.70	$4.58	$1,019.89	$5.02	1.00%
C	$1,000	$839.70	$8.00	$1,016.16	$8.77	1.75%
R6	$1,000	$844.40	$2.75	$1,021.88	$3.02	0.60%
Advisor	$1,000	$843.80	$3.44	$1,021.13	$3.77	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Financial Highlights

Franklin Real Estate Securities Fund

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.69	$19.64	$22.40	$22.65	$21.49

Income from investment operations[a]:

Net investment income[b]	0.33	0.39	0.37	0.24	0.48	[c]

Net realized and unrealized gains (losses)	(1.41)	2.69	(0.79)	0.40	1.05

Total from investment operations	(1.08)	3.08	(0.42)	0.64	1.53

Less distributions from:

Net investment income	(0.28)	(0.37)	(0.38)	(0.45)	(0.37)

Net realized gains	(3.22)	(0.66)	(1.96)	(0.44)	—

Total distributions	(3.50)	(1.03)	(2.34)	(0.89)	(0.37)

Net asset value, end of year	$17.11	$21.69	$19.64	$22.40	$22.65

Total return[d]	(6.96)%	16.32%	(2.66)%	2.92%	7.17%

Ratios to average net assets

Expenses[e]	1.00% [f]	1.01% [f]	1.11%[f]	1.00%[f]	1.00%

Net investment income	1.53%	1.89%	1.72%	1.04%	2.21%	[c]

Supplemental data

Net assets, end of year (000’s)	$281,341	$338,260	$327,085	$333,601	$364,981

Portfolio turnover rate	53.37%	21.85%	19.84%	39.66%	24.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.66	$18.77	$21.56	$21.86	$20.75

Income from investment operations[a]:

Net investment income[b]	0.16	0.25	0.20	0.07	0.30	[c]

Net realized and unrealized gains (losses)	(1.31)	2.54	(0.77)	0.38	1.02

Total from investment operations	(1.15)	2.79	(0.57)	0.45	1.32

Less distributions from:

Net investment income	(0.17)	(0.24)	(0.26)	(0.31)	(0.21)

Net realized gains	(3.22)	(0.66)	(1.96)	(0.44)	—

Total distributions	(3.39)	(0.90)	(2.22)	(0.75)	(0.21)

Net asset value, end of year	$16.12	$20.66	$18.77	$21.56	$21.86

Total return[d]	(7.62)%	15.49%	(3.43)%	2.14%	6.40%

Ratios to average net assets

Expenses[e]	1.75% [f]	1.76% [f]	1.86% [f]	1.75% [f]	1.75%

Net investment income	0.78%	1.14%	0.97%	0.29%	1.46%	[c]

Supplemental data

Net assets, end of year (000’s)	$28,634	$39,619	$61,867	$72,637	$82,147

Portfolio turnover rate	53.37%	21.85%	19.84%	39.66%	24.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.97	$19.87	$22.61	$22.83	$21.67

Income from investment operations[a]:

Net investment income[b]	0.41	0.49	0.43	0.35	0.58	[c]

Net realized and unrealized gains (losses)	(1.43)	2.72	(0.75)	0.41	1.05

Total from investment operations	(1.02)	3.21	(0.32)	0.76	1.63

Less distributions from:

Net investment income	(0.34)	(0.45)	(0.46)	(0.54)	(0.47)

Net realized gains	(3.22)	(0.66)	(1.96)	(0.44)	—

Total distributions	(3.56)	(1.11)	(2.42)	(0.98)	(0.47)

Net asset value, end of year	$17.39	$21.97	$19.87	$22.61	$22.83

Total return	(6.61)%	16.86%	(2.19)%	3.42%	7.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.81%	0.80%	0.76%	0.55%	0.54%

Expenses net of waiver and payments by affiliates	0.60% [d]	0.58% [d]	0.60% [d]	0.55% [d,e]	0.54%	[e]

Net investment income	1.93%	2.32%	2.23%	1.49%	2.67%	[c]

Supplemental data

Net assets, end of year (000’s)	$3,589	$3,699	$3,794	$2,422	$104,392

Portfolio turnover rate	53.37%	21.85%	19.84%	39.66%	24.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.17%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Estate Securities Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.93	$19.85	$22.59	$22.83	$21.67

Income from investment operations[a]:

Net investment income[b]	0.38	0.45	0.44	0.30	0.54	[c]

Net realized and unrealized gains (losses)	(1.42)	2.71	(0.81)	0.41	1.04

Total from investment operations	(1.04)	3.16	(0.37)	0.71	1.58

Less distributions from:

Net investment income	(0.32)	(0.42)	(0.41)	(0.51)	(0.42)

Net realized gains	(3.22)	(0.66)	(1.96)	(0.44)	—

Total distributions	(3.54)	(1.08)	(2.37)	(0.95)	(0.42)

Net asset value, end of year	$17.35	$21.93	$19.85	$22.59	$22.83

Total return	(6.71)%	16.62%	(2.42)%	3.18%	7.44%

Ratios to average net assets

Expenses[d]	0.75% [e]	0.76% [e]	0.86% [e]	0.75% [e]	0.75%

Net investment income	1.78%	2.14%	1.97%	1.29%	2.46%	[c]

Supplemental data

Net assets, end of year (000’s)	$65,889	$75,240	$71,000	$50,521	$22,346

Portfolio turnover rate	53.37%	21.85%	19.84%	39.66%	24.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Statement of Investments April 30, 2020
Franklin Real Estate Securities Fund

		Shares/ Units	Value

	Common Stocks and Other Equity Interests 99.3%
	Diversified REITs 1.8%
	VEREIT Inc.	1,224,592	$6,710,764

	Health Care REITs 6.5%
	Healthpeak Properties Inc.	454,702	11,885,910
	Physicians Realty Trust	319,244	4,922,743
	Welltower Inc.	149,743	7,671,334

			24,479,987

	Hotel & Resort REITs 2.5%
	Host Hotels & Resorts Inc.	285,233	3,511,218
	MGM Growth Properties LLC, A	232,461	5,851,044

			9,362,262

	Hotels, Resorts & Cruise Lines 0.6%
	Extended Stay America Inc., units consisting of common stock and real estate investment trust	212,590	2,310,853

	Industrial REITs 13.5%
	Americold Realty Trust	202,427	6,192,242
	First Industrial Realty Trust Inc.	81,059	3,061,598
	Prologis Inc.	332,875	29,702,436
	Rexford Industrial Realty Inc.	227,876	9,279,111
	Terreno Realty Corp.	53,824	2,950,632

			51,186,019

	Office REITs 10.2%
	Alexandria Real Estate Equities Inc.	110,560	17,367,870
	Boston Properties Inc.	60,419	5,871,519
	Cousins Properties Inc.	273,707	8,257,740
	Kilroy Realty Corp.	116,684	7,264,746

			38,761,875

	Real Estate Services 0.9%
a	CBRE Group Inc.	82,885	3,558,253

	Residential REITs 16.2%
	American Homes 4 Rent, A	458,583	11,070,194
	AvalonBay Communities Inc.	94,612	15,417,025
	Camden Property Trust	120,746	10,634,100
	Equity Lifestyle Properties Inc.	221,641	13,367,169
	UDR Inc.	297,303	11,139,943

			61,628,431

	Retail REITs 8.8%
	Realty Income Corp.	219,340	12,046,153
	Regency Centers Corp.	172,998	7,596,342
	Retail Properties of America Inc., A	381,278	2,363,924
	Simon Property Group Inc.	88,240	5,891,785
	Spirit Realty Capital Inc.	173,835	5,347,164

			33,245,368

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FRANKLIN REAL ESTATE SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Real Estate Securities Fund (continued)

		Shares/ Units	Value

	Common Stocks and Other Equity Interests (continued)
	Specialized REITs 38.3%
	American Tower Corp.	125,995	$29,986,810
	Crown Castle International Corp.	154,843	24,686,619
	Digital Realty Trust Inc.	26,528	3,965,671
	Equinix Inc.	46,358	31,300,922
	Extra Space Storage Inc.	149,725	13,211,734
	Life Storage Inc.	19,957	1,748,034
	Public Storage	37,672	6,986,272
	QTS Realty Trust Inc., A	122,827	7,680,372
	SBA Communications Corp., A	77,842	22,567,953
	Weyerhaeuser Co.	150,684	3,295,459

			145,429,846

	Total Common Stocks and Other Equity Interests (Cost $304,506,478)		376,673,658

		Shares
	Short Term Investments (Cost $3,139,130) 0.8%

	Money Market Funds 0.8%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	3,139,130	3,139,130

	Total Investments (Cost $307,645,608) 100.1%		379,812,788
	Other Assets, less Liabilities (0.1)%		(360,129)

	Net Assets 100.0%		$379,452,659

See Abbreviations on page 27.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

April 30, 2020

Franklin Real Estate Securities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$304,506,478
Cost - Non-controlled affiliates (Note 3f)	3,139,130

Value - Unaffiliated issuers	$376,673,658
Value - Non-controlled affiliates (Note 3f)	3,139,130
Receivables:
Capital shares sold	98,836
Dividends	64,506
European Union tax reclaims	40,489
Other assets	488

Total assets	380,017,107

Liabilities:
Payables:
Capital shares redeemed	159,498
Management fees	157,760
Distribution fees	79,953
Transfer agent fees	95,647
Reports to shareholders	29,439
Professional fees	36,456
Accrued expenses and other liabilities	5,695

Total liabilities	564,448

Net assets, at value	$379,452,659

Net assets consist of:
Paid-in capital	$298,377,700
Total distributable earnings (losses)	81,074,959

Net assets, at value	$379,452,659

Class A:
Net assets, at value	$281,340,535

Shares outstanding	16,441,727

Net asset value per share[a]	$17.11

Maximum offering price per share (net asset value per share ÷ 94.50%)	$18.11

Class C:
Net assets, at value	$28,633,965

Shares outstanding	1,776,822

Net asset value and maximum offering price per share[a]	$16.12

Class R6:
Net assets, at value	$3,588,949

Shares outstanding	206,348

Net asset value and maximum offering price per share	$17.39

Advisor Class:
Net assets, at value	$65,889,210

Shares outstanding	3,797,696

Net asset value and maximum offering price per share	$17.35

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2020

Franklin Real Estate Securities Fund

Investment income:
Dividends:
Unaffiliated issuers	$11,559,373
Non-controlled affiliates (Note 3f)	57,788

Total investment income	11,617,161

Expenses:
Management fees (Note 3a)	2,317,627
Distribution fees: (Note 3c)
Class A	851,652
Class C	371,685
Transfer agent fees: (Note 3e)
Class A	595,913
Class C	65,028
Class R6	9,276
Advisor Class	137,915
Custodian fees (Note 4)	3,229
Reports to shareholders	75,707
Registration and filing fees	86,899
Professional fees	91,643
Trustees’ fees and expenses	27,131
Other	16,451

Total expenses	4,650,156
Expense reductions (Note 4)	(18)
Expenses waived/paid by affiliates (Note 3f and 3g)	(20,916)

Net expenses	4,629,222

Net investment income	6,987,939

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	88,114,503
Foreign currency transactions	(579)

Net realized gain (loss)	88,113,924

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(124,359,064)
Translation of other assets and liabilities denominated in foreign currencies	(732)

Net change in unrealized appreciation (depreciation)	(124,359,796)

Net realized and unrealized gain (loss)	(36,245,872)

Net increase (decrease) in net assets resulting from operations	$(29,257,933)

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FRANKLIN REAL ESTATE SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Real Estate Securities Fund

	Year Ended April 30,

	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income	$6,987,939	$8,449,870
Net realized gain (loss)	88,113,924	15,288,179
Net change in unrealized appreciation (depreciation)	(124,359,796)	45,171,632

Net increase (decrease) in net assets resulting from operations	(29,257,933)	68,909,681

Distributions to shareholders:
Class A	(53,087,663)	(15,999,595)
Class C	(5,689,513)	(1,796,744)
Class R6	(613,270)	(191,278)
Advisor Class	(12,742,475)	(3,699,069)

Total distributions to shareholders	(72,132,921)	(21,686,686)

Capital share transactions: (Note 2)
Class A	17,883,273	(23,097,254)
Class C	(2,965,210)	(27,006,360)
Class R6	833,944	(482,999)
Advisor Class	8,273,000	(3,564,542)

Total capital share transactions	24,025,007	(54,151,155)

Net increase (decrease) in net assets	(77,365,847)	(6,928,160)
Net assets:
Beginning of year	456,818,506	463,746,666

End of year	$379,452,659	$456,818,506

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN REAL ESTATE SECURITIES TRUST

Notes to Financial Statements

Franklin Real Estate Securities Fund

1. Organization and Significant Accounting Policies

Franklin Real Estate Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Real Estate Securities Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares. Class A, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

2. Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,

	2020		2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,734,243	$36,930,245	1,945,964	$39,966,694
Shares issued in reinvestment of distributions	2,619,911	51,380,135	799,493	15,438,450
Shares redeemed	(3,505,277)	(70,427,107)	(3,810,811)	(78,502,398)

Net increase (decrease)	848,877	$17,883,273	(1,065,354)	$(23,097,254)

Class C Shares:
Shares sold	284,507	$5,733,640	302,324	$6,013,171
Shares issued in reinvestment of distributions	301,810	5,576,622	95,500	1,755,289
Shares redeemed[a]	(726,988)	(14,275,472)	(1,775,828)	(34,774,820)

Net increase (decrease)	(140,671)	$(2,965,210)	(1,378,004)	$(27,006,360)

Class R6 Shares:
Shares sold	89,781	$1,958,989	63,583	$1,343,299
Shares issued in reinvestment of distributions	30,792	613,270	9,752	191,277
Shares redeemed	(82,617)	(1,738,315)	(95,894)	(2,017,575)

Net increase (decrease)	37,956	$833,944	(22,559)	$(482,999)

Advisor Class Shares:
Shares sold	873,661	$18,960,081	826,534	$17,026,845
Shares issued in reinvestment of distributions	423,994	8,426,467	160,489	3,131,007
Shares redeemed	(930,221)	(19,113,548)	(1,134,175)	(23,722,394)

Net increase (decrease)	367,434	$8,273,000	(147,152)	$(3,564,542)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2020, the gross effective investment management fee rate was 0.505% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$36,454
CDSC retained	$1,221

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2020, the Fund paid transfer agent fees of $808,132, of which $391,166 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$3,230,516	$65,980,216	$(66,071,602)	$—	$—	$3,139,130	3,139,130	$57,788

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2020.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2020, the Fund deferred post-October capital losses of $6,201,682.

The tax character of distributions paid during the years ended April 30, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$7,234,696	$9,400,526

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

	2020	2019
Long term capital gain	64,898,225	12,286,160

	$72,132,921	$21,686,686

At April 30, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$319,910,208

Unrealized appreciation	$93,958,885
Unrealized depreciation	(34,056,305)

Net unrealized appreciation (depreciation)	$59,902,580

Distributable earnings:
Undistributed ordinary income	$1,163,897
Undistributed long term capital gains	26,216,475

Total distributable earnings	$27,380,372

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2020, aggregated $240,279,229 and $279,988,075, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

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FRANKLIN REAL ESTATE SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At April 30, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Franklin Real Estate Securities Fund (continued)

Abbreviations

Selected Portfolio

REIT Real Estate Investment Trust

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FRANKLIN REAL ESTATE SECURITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Real Estate Securities Trust and Shareholders of Franklin Real Estate Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Real Estate Securities Fund (the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $64,943,224 as a long term capital gain dividend for the fiscal year ended April 30, 2020.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,411,189 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended April 30, 2020.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $26,107 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended April 30, 2020. Distributions, including qualified dividend income, paid during calendar year 2020 will be reported to shareholders on Form 1099-DIV by mid-February 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2019	129	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	129	None

Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN REAL ESTATE SECURITIES FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

(Fund)

At a meeting held on April 7, 2020 (Meeting), the Board of Trustees (Board) of Franklin Real Estate Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Templeton Institutional, LLC (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and

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SHAREHOLDER INFORMATION

Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional real estate funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board further noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods, while below the median, was 16.30%, 8.16%, 5.18% and 12.01%, respectively. The Board discussed this performance with management and management explained that the Fund has historically underperformed its peers because the Fund employed a benchmark that had a much lower exposure to data centers in comparison to its peers’ benchmark. Management further explained that, even though the Fund did overweight data centers relative to its benchmark, constraints on sector weight deviations prevented the Fund from having as much exposure to data centers as it peers. Effective July 1, 2019, the Fund’s benchmark had been adjusted to a broader index that covered a more representative exposure to non-traditional segments of the market. Management also explained that, on October 1, 2019, it made Fund investment team changes and investment process enhancements. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for each fund in its Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 13 other real estate funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended

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SHAREHOLDER INFORMATION

September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

36	Annual Report	franklintempleton.com

FRANKLIN REAL ESTATE SECURITIES TRUST

FRANKLIN REAL ESTATE SECURITIES FUND

SHAREHOLDER INFORMATION

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	37

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Real Estate Securities Fund
Investment Manager	Distributor	Shareholder Services
Franklin Templeton Institutional, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		192 A 06/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $34,099 for the fiscal year ended April 30, 2020 and $38,240 for the fiscal year ended April 30, 2019.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $232,351 for the fiscal year ended April 30, 2020 and $199,500 for the fiscal year ended April 30, 2019. The services for which these fees were paid included tax compliance services related to year-end, professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $196 for the fiscal year ended April 30, 20 and $0 for the fiscal year ended April 30, 2019. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $156,866 for the fiscal year ended April 30, 2020 and $20,000 for the fiscal year ended April 30, 2019. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), valuation services related to a fair value engagement and benchmarking services in connection with the ICI TA survey and account maintenance project.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $389,413 for the fiscal year ended April 30, 2020 and $219,500 for the fiscal year ended April 30, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN REAL ESTATE SECURITIES TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 30, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	June 30, 2020